UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr. Christian Pittard
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	10/31/05

Date of reporting period:	10/31/05

Item 1 – Reports to Stockholders.

Invests primarily in global fixed-income securities

Annual Report

October 31, 2005

Letter to Shareholders

December 19, 2005

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the ”Fund”) for the year ended October 31, 2005. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies, that is, the currencies of Australia, Canada, New Zealand and the United Kingdom. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on Net Asset Value (“NAV”) was 6.5% over the year ended October 31, 2005 and 8.5% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price fell by 6.9% over the year, from $14.02 on October 31, 2004 to $13.05 on October 31, 2005. The Fund’s share price on October 31, 2005 represented a discount of 5.9% to the NAV per share of $13.87 on that date, compared with a premium of 2.2% to the NAV per share of $13.72 on October 31, 2004. At the date of this letter, the share price was $13.05, representing a discount of 6.5% to the NAV per share of $13.95.

Global Debt Securities: 24.0% of Total Investments in Global Debt Securities

The Fund may invest up to 35% of its total assets in Global Debt Securities. The term “Global Debt Securities” includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. As of October 31, 2005, 24.0% of the Fund’s total investments were held in Global Debt Securities, consisting of 1.2% in Asian debt securities, 2.5% in Eastern Europe, 6.0% in Latin America, 0.9% in South Africa and 13.4% in Western Europe.

Credit Quality: 87.1% of Securities Rated or Deemed Equivalent to A or Better

The credit quality of the Fund’s investments has been maintained. As of October 31, 2005, 87.1% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the 12 months ended October 31, 2005 totaled 72 cents per share. Based on the share price of $13.05 on October 31, 2005, the distribution rate over the 12 months then ended was 5.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (continued)

On December 13, 2005, the Board of Directors authorized a monthly distribution of 6 cents per share, and a special distribution of 34 cents per share, payable on January 13, 2006 to common shareholders of record as of December 30, 2005. The special distribution includes a substantial amount of realized currency gains for the fiscal year ended October 31, 2005 which are unlikely to be of a recurring nature.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2006.

Board Consideration of Tender Offers

The Board of Directors of the Fund has considered, on an annual basis, the making of a tender offer to purchase shares of the Fund’s common stock at NAV per share. This undertaking was included in the Fund’s initial offering prospectus in 1992, in recognition of the possibility that the Fund’s shares of common stock might trade at a discount, and if so with a view towards ameliorating any discount. The Board of Directors has considered tender offers and believes that they do not necessarily permanently reduce or eliminate a discount, and since the Fund’s inception has not authorized any tender offers. Since the Board at each quarterly meeting considers the share price discount or premium, and has adopted other means described below to address a discount, the Board believes that it is no longer productive to require an annual consideration of a tender offer. In March 2001, the Board authorized a share repurchase program, which allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 10%. Since the implementation of the share repurchase program, the Fund’s shares have not traded at a persistently large discount, and in fact at times have traded at a premium to the Fund’s NAV. To date, the Fund has not purchased any shares through this program.

Amendments to Bylaws

In December 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws pertaining to corporate governance matters. Certain of these bylaw amendments were adopted in connection with changes proposed by the Securities and Exchange Commission to regulations governing the structure of the boards of directors of funds. The amended bylaws include requirements that the Chairman of the Board and at least 75% of the Board as a whole be composed of persons who are not classified as “interested persons” of the Fund or its Investment Manager or Investment Adviser, as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy by calling Investor Relations toll-free at 1-866-839-5233.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is part of the Fund’s quarterly reports to shareholders, which are available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2005, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free on 1-866-839-5233 in the United States,

•	emailing to InvestorRelations@aberdeen-asset.com, or

•	visiting the website at www.aberdeenfco.com

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2005 were comprised entirely of net investment income.

In January 2006, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2005 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will have:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2005, the Fund’s share price was $13.05, which represented a discount of 5.9% to the NAV per share of $13.87. As of December 19, 2005, the share price was $13.05, representing a discount of 6.5% to the NAV per share of $13.95.

Auction Market Preferred Stock (AMPS)

The Fund’s $30 million of AMPS continued to be well bid at the regular auctions. The average interest rate paid was 3.20% over the year ended October 31, 2005, compared with 2.99% for 30-day U.S. commercial paper over the same period. These rates were significantly higher than for the preceding year. The key driver of the increase in the AMPS interest rates was a general rise in market interest rates following the U.S. Federal Reserve’s continued tightening of monetary policy throughout the 12 months to October 31, 2005 by a cumulative 2.0%.

Over the 12 months to October 31, 2005, the impact of the AMPS on the NAV attributable to common shareholders has been positive, as three of the Fund’s key currencies—the Australian dollar, New Zealand dollar and Canadian dollar all rose against the US dollar, gaining 0.58%, 3.06%, and 3.80% respectively. This more than offset the weakness in the British pound, which depreciated 2.92% against the U.S. dollar.

Furthermore, the Fund’s ability to lock in fixed rates for 80% of the outstanding AMPS pursuant to the interest swap agreement referred to below, has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remains positive.

These trends, in combination, produced a gain due to AMPS of 1.9% over the 12 months to October 31, 2005.

As previously reported to shareholders, in 2003 the Fund entered into an interest rate swap agreement, based on an aggregate notional amount of $24,000,000, which represents 80% of the total AMPS outstanding. A portion of the interest rate swap, with a nominal value of $4.8 million, expired on October 31, 2005, and the Fund entered into a new interest rate swap transaction for this amount, for a five-year term with an effective date of November 1, 2005, at the fixed rate of 4.055% per year. Under the terms of the agreements as currently in effect, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2005	Amount (in $ Million)	Fixed Rate Payable (%)
60 months	4.8	4.055
36 months	7.2	3.540
24 months	7.2	3.160
12 months	4.8	2.690

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (continued)

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Hedging Committee of the Board of Directors.

PORTFOLIO COMPOSITION

Quality of Investments

As of October 31, 2005, 87.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2005:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*
	%	%	%	%	%	%
Australia	90.4	3.1	4.1	2.4	—	—
Canada	46.1	40.6	13.3	—	—	—
New Zealand	43.7	31.3	25.0	—	—	—
United Kingdom	79.9	2.9	17.2	—	—	—
United States	73.9	4.3	10.4	2.0	8.1	1.3
Asia	—	—	—	—	100.0	—
Eastern Europe	0.1	—	—	61.4	21.0	17.5
Latin America	0.5	—	9.4	18.2	56.7	15.2
South Africa	8.4	—	91.6	—	—	—
Western Europe	90.5	—	—	—	4.0	5.5
Total Portfolio	66.7	9.9	10.5	1.8	8.8	2.3

* Below investment grade

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (continued)

Geographic Composition

The table below shows the geographic composition (i.e. with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2005, compared with the previous quarter and twelve months:

	October 31, 2005	July 31, 2005	October 31, 2004
	%	%	%
Australia	20.3	20.2	23.9
Canada	17.0	19.1	18.9
New Zealand	3.7	5.4	13.5
United Kingdom	21.3	21.1	24.8
United States*	13.7	8.4	4.1
Asia	1.2	1.1	1.1
Eastern Europe	2.5	2.5	1.3
Latin America	6.0	6.9	6.6
South Africa	0.9	0.9	0.8
Western Europe	13.4	14.4	5.0
Total Portfolio	100.0	100.0	100.0

* It is the policy of the Investment Manager to maintain a portion of the Fund’s investments in U.S. short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2005, compared with the previous quarter and twelve months:

	October 31, 2005	July 31, 2005	October 31, 2004
	%	%	%
Australian Dollar	23.1	23.3	23.7
Canadian Dollar	16.9	18.4	18.1
New Zealand Dollar	12.4	15.7	16.1
British Pound	23.7	23.9	23.9
United States Dollar*	15.9	11.5	13.2
Latin American Currencies	2.2	1.6	0.9
South Africa Rand	0.9	0.9	0.8
Western European Currencies	4.9	4.7	3.3
Total Portfolio	100.0	100.0	100.0

* Includes U.S. dollar denominated bonds issued by foreign issuers.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (concluded)

Maturity Composition

As of October 31, 2005, the average maturity of the Fund’s total investments was 5.9 years, compared with 8.7 years on October 31, 2004. The table below shows the maturity composition of the Fund’s investments as of October 31, 2005:

	Less than 1 Year	1 to 5 Years	5 to 10 Years	Over 10 Years
	%	%	%	%
Australia	—	46.2	49.9	3.9
Canada	0.7	23.9	43.4	32.0
New Zealand	18.7	31.3	50.0	—
United Kingdom	38.2	41.6	9.9	10.3
United States	63.5	21.6	14.9	—
Asia	—	—	97.0	3.0
Eastern Europe	—	21.1	78.9	—
Latin America	—	—	84.2	15.8
South Africa	—	100.0	—	—
Western Europe	—	66.1	22.2	11.7
Total Portfolio	17.7	36.4	34.9	11.0

Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the previous three and twelve month periods.

	October 31, 2005		July 31, 2005		October 31, 2004
Australia
90 day bank bills		5.65%		5.65%		5.44%
10 year bonds		5.48%		5.13%		5.39%
Australian Dollar		$0.75		$0.76		$0.75

Canada
90 day bank bills		3.17%		2.57%		2.91%
10 year bonds		4.17%		3.87%		4.48%
Canadian Dollar		$0.85		$0.82		$0.82

Malaysia
90 day T-bills		2.82%		2.30%		2.18%
10 year bonds		4.18%		4.19%		4.93%
Malaysian Ringgit*	~~R~~	3.78		~~R~~3.75		~~R~~3.80

New Zealand
90 day bank bills		7.39%		7.05%		6.79%
10 year bonds		5.95%		5.70%		6.03%
New Zealand Dollar		$0.70		$0.68		$0.68

Philippines
90 day T-bills		6.16%		6.01%		7.95%
10 year bonds		11.71%		11.97%		13.20%
Philippines Peso*	(Peso)	54.89		(Peso)56.10		(Peso)56.33

Singapore
90 day T-bills		2.33%		1.85%		1.29%
10 year bonds		3.03%		2.62%		3.09%
Singapore Dollar*	S	$1.70		S$1.66		S$1.67

South Korea
90 day T-bills		3.72%		3.49%		3.38%
10 year bonds		5.49%		5.02%		3.95%
South Korean Won*	(Won)	1040.20	(Won)	1026.70	(Won)	1119.50

Thailand
90 day deposits		1.75%		1.00%		1.00%
10 year bonds		6.51%		4.55%		4.77%
Thai Baht*	~~B~~	40.80		~~B~~41.63		~~B~~41.07

United Kingdom
90 day bank bills		4.45%		4.52%		4.79%
10 year bonds		4.34%		4.32%		4.74%
British Pound		$1.77		$1.76		$1.83

U.S.$ Bonds**
Malaysia		4.95%		4.60%		3.87%
Philippines		5.70%		5.52%		6.03%
South Korea		4.34%		4.23%		3.33%

* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.

** Sovereign issues.

Aberdeen Asset Management Asia Limited

December 2005

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS—103.4%
AUSTRALIA—23.6%
	Brisbane Airport Corporation, Ltd.,
AUD 4,000	7.30%, 6/30/10	Aaa	AAA	$3,130,153
	Commonwealth of Australia,
AUD 1,750	10.00%, 10/15/07	Aaa	AAA	1,418,258
AUD 1,750	7.50%, 9/15/09	Aaa	AAA	1,402,232
AUD 250	5.75%, 6/15/11	Aaa	AAA	189,721
AUD 100	6.50%, 5/15/13	Aaa	AAA	79,407
AUD 300	6.00%, 2/15/17	Aaa	NR	233,253
	New South Wales Treasury Corporation,
AUD 3,700	7.00%, 12/01/10	NR	AAA	2,928,153
AUD 550	6.00%, 5/01/12	Aaa	AAA	418,325
	Northern Territory Treasury,
AUD 1,250	6.75%, 7/14/09	NR	NR	966,728
	Publishing & Broadcasting Finance, Ltd.,
AUD 800	6.15%, 7/04/15	NR	A-	584,229
	Queensland Treasury Corporation,
AUD 2,500	8.00%, 9/14/07 (Global)	Aaa	AAA	1,950,348
AUD 1,800	5.50%, 5/14/10	NR	AAA	1,343,702
AUD 1,500	6.00%, 6/14/11	Aaa	AAA	1,144,884
AUD 3,200	6.00%, 8/14/13	Aaa	AAA	2,449,745
AUD 3,500	6.00%, 10/14/15	Aaa	AAA	2,677,659
AUD 1,250	6.00%, 6/14/21	Aaa	AAA	955,547
	Tabcorp Investment No. 4 Pty, Ltd.,
AUD 1,000	6.50%, 10/13/11	NR	BBB+	752,992
	Telstra Corporation, Ltd.,
NZD 1,000	7.15%, 11/24/14	A1	A+	696,588
	Treasury Corporation of Victoria,
AUD 1,500	10.25%, 11/15/06	Aaa	AAA	1,173,980
	Walker Finance Property, Limited,
AUD 700	5.916%, 12/30/11(a)	NR	AAA	523,036
	Western Australia Treasury Corporation,
AUD 3,500	8.00%, 10/15/07	Aaa	AAA	2,730,710
AUD 3,250	8.00%, 6/15/13	Aaa	AAA	2,761,317

				30,510,967

AUSTRIA—0.9%
	Republic of Austria,
CAD 1,300	5.00%, 12/20/24(b)	Aaa	AAA	1,140,193

BELGIUM—0.3%
	Carmeuse Lime BV,
EUR 300	10.75%, 7/15/12	Ba3	B+	413,223

BRAZIL—1.1%
	Federal Republic of Brazil,
USD 1,200	10.00%, 8/07/11	Ba3	BB-	1,368,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)
LONG-TERM INVESTMENTS (continued)
CANADA—20.2%
	Canadian Government,
CAD 2,000	7.25%, 6/01/07	NR	AAA	$1,790,496
NZD 1,000	6.625%, 10/03/07	Aaa	AAA	700,304
CAD 3,000	10.25%, 3/15/14	Aaa	AAA	3,651,426
CAD 2,000	8.00%, 6/01/23	Aaa	AAA	2,453,190
CAD 2,000	9.00%, 6/01/25	NR	AAA	2,721,360
	Canada (Cayman),
CAD 750	7.25%, 6/01/08	Aaa	NR	679,780
	Ontario Hydro,
CAD 500	8.50%, 5/26/25	Aa2	AA	626,497
	Province of British Columbia,
CAD 2,000	9.50%, 1/09/12	Aa1	AA	2,196,821
	Province of Manitoba,
NZD 1,000	6.375%, 9/01/15	Aa2	AA-	685,960
	Province of Manitoba Series EMTN,
CAD 3,500	7.00%, 5/21/07	Aa2	AA-	3,109,034
	Province of New Brunswick,
CAD 2,000	7.75%, 1/13/14	Aa3	AA-	2,058,697
	Province of Newfoundland,
CAD 1,000	5.125%, 12/29/10	A3	A-	880,850
	Province of Ontario,
CAD 1,000	5.25%, 11/30/11	Aa2	AA	881,402
NZD 1,500	6.25%, 6/16/15	Aa2	AA	1,021,367
	Quebec Hydro,
CAD 2,000	9.625%, 7/15/22	A1	A+	2,624,170

				26,081,354

COLOMBIA—1.2%
	Republic of Colombia,
COP 1,600,000	12.00%, 10/22/15	Ba2	BB	803,069
USD 600	10.375%, 1/28/33	Ba2	BB	750,000

				1,553,069

FINLAND—1.9%
	Republic of Finland,
GBP 1,250	10.125%, 6/22/08	Aaa	AAA	2,511,031

FRANCE—1.6%
	Dexia Municipal Agency,
NZD 3,000	7.00%, 11/26/07	Aaa	AAA	2,094,831

GERMANY—1.6%
	Cognis GmbH,
EUR 225	9.50%, 5/15/14	B3	B-	289,032
	Kreditanstalt fuer Wiederaufbau,
MXN 15,000	9.75%, 5/27/08	Aaa	AAA	1,422,186
	Kronos International, Inc.,
EUR 310	8.875%, 6/30/09	B2	BB-	388,011

				2,099,229

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
IRELAND—0.3%
	Valentia Telecommunications, LTD,
EUR 300	7.25%, 8/15/13	Ba3	BB-	$397,952

JAMAICA—1.1%
	Government of Jamaica,
EUR 1,000	11.00%, 7/27/12	B1	B	1,398,371

KAZAKHSTAN—0.8%
	Kazkommerts International BV,
USD 1,000	7.875%, 4/07/14	Baa2	B+	1,003,400

LUXEMBOURG—1.8%
	Council of Europe,
CAD 1,000	5.25%, 2/27/12	Aaa	AAA	897,558
	Rhiag SA,
EUR 310	10.75%, 6/05/07	B2	B-	375,015
	Vimpel - Communications,
USD 1,000	8.00%, 2/11/10	B1	BB	1,019,152

				2,291,725

MEXICO—2.0%
	Mexican Government,
MXN 19,000	8.00%, 12/19/13	Baa1	NR	1,667,670
	Mexican Fixed Rate Bonds,
MXN 9,000	9.50%, 12/18/14	NR	A	860,899

				2,528,569

NETHERLANDS—1.9%
	Nederlandse Waterschapsbank,
NZD 500	6.50%, 10/17/08	Aaa	AAA	344,862
	Rabo Australia, Ltd.,
NZD 3,000	6.25%, 11/22/11	Aaa	AAA	2,092,200

				2,437,062

NEW ZEALAND—3.6%
	Auckland Healthcare Services, Ltd.,
NZD 1,000	7.75%, 9/15/15	Aaa	AAA	753,060
	Bank of New Zealand,
NZD 1,000	7.50%, 9/15/08	NR	AA-	704,446
	Deutsche Bank AG,
NZD 2,000	7.14%, 6/16/14	A1	A+	1,401,293
	Housing New Zealand,
NZD 1,500	8.00%, 11/15/06	Aaa	AA+	1,057,951
	Powerco, Ltd.,
NZD 1,000	6.39%, 3/29/13	NR	AAA	680,716

				4,597,466

PERU—1.8%
	Republic of Peru,
USD 1,300	9.875%, 2/06/15	Ba3	BB	1,602,250
USD 700	7.35%, 7/21/25	Ba3	BB	707,000

				2,309,250

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
PHILIPPINES—1.4%
	Philippine Long Distance Telephone Company,
USD 1,400	11.375%, 5/15/12	Ba3	BB+	$1,729,000
	Republic of Philippines,
USD 50	9.375%, 1/18/17	B1	BB-	54,416

				1,783,416

RUSSIA—1.4%
	Gazprom OAO,
USD 800	9.625%, 3/01/13	NR	BB	961,360
	JSC Severstal,
USD 800	9.25%, 4/19/14	B2	B+	857,920

				1,819,280

SOUTH AFRICA—1.0%
	Republic of South Africa,
ZAR 7,000	13.00%, 8/31/10	A2	A+	1,256,243

SWITZERLAND—5.2%
	Eurofima,
AUD 3,500	9.875%, 1/17/07	Aaa	AAA	2,740,979
AUD 200	6.00%, 1/28/14	Aaa	AAA	150,741
AUD 1,500	6.25%, 12/28/18	Aaa	AAA	1,154,083
	European Investment Bank,
NZD 2,300	7.00%, 12/17/07	Aaa	AAA	1,605,947
TRY 1,500	12.50%, 4/01/09	Aaa	AAA	1,134,935

				6,786,685

TURKEY—0.8%
	Republic of Turkey,
USD 800	11.00%, 1/14/13	B1	BB-	1,007,000

UNITED KINGDOM—22.0%
	Barclays Bank PLC,
GBP 1,000	9.875%, 5/29/49	Aa2	A+	1,977,454
	British Gas PLC,
GBP 1,400	8.875%, 7/08/08	A2	A	2,727,481
	EGG Banking PLC,
GBP 500	5.125%, 12/21/07	A3	NR	886,793
	Prudential Finance B.V.,
GBP 500	9.375%, 6/04/07	NR	AA-	946,632
	United Kingdom Treasury,
GBP 4,575	8.50%, 12/07/05	Aaa	AAA	8,131,552
GBP 1,100	7.50%, 12/07/06	Aaa	AAA	2,013,100
GBP 3,800	5.75%, 12/07/09	Aaa	AAA	7,082,157
GBP 1,500	8.00%, 9/27/13	Aaa	AAA	3,299,777
GBP 600	8.00%, 12/07/15	Aaa	AAA	1,381,256

				28,446,202

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (concluded)
UNITED STATES—5.9%
	AGCO Corp.,
EUR 225	6.875%, 4/15/14	B1	BB-	$281,621
	American Standard, Inc.,
GBP 221	8.25%, 6/01/09	Baa3	BBB-	428,393
	Bank of America Corp.,
AUD 500	6.50%, 12/05/08	Aa2	AA-	379,218
	Constellation Brands, Inc.,
GBP 200	8.50%, 11/15/09	Ba2	BB	382,375
	Dana Corp.,
EUR 300	9.00%, 8/15/11	Ba2	BB	431,189
	General Electric Capital Corp.,
NZD 1,000	6.625%, 2/04/10	Aaa	AAA	690,397
NZD 1,000	6.50%, 9/28/15	Aaa	AAA	673,255
	International Finance Corp.,
NZD 1,000	6.75%, 7/15/09	Aaa	AAA	691,910
	Lear Corp.,
EUR 310	8.125%, 4/01/08	Ba2	BB+	363,876
	Merrill Lynch & Co., Inc.,
AUD 200	6.75%, 3/12/14	Aa3	A+	153,291
	Morgan Stanley,
NZD 1,500	6.86%, 9/06/12	NR	NR	1,033,985
	SLM Corp.,
NZD 1,500	6.50%, 6/15/10	Aa1	A	1,019,847
	TRW Automotive, Inc.,
EUR 194	10.125%, 2/15/13	Ba3	BB-	262,570
	Warner Music Group,
GBP 150	8.125%, 4/15/14	B3	B-	272,841
	Wells Fargo & Co.,
AUD 700	5.75%, 7/12/10	Aa1	AA-	517,592

				7,582,360

Total long-term investments (cost $117,072,765)				133,416,878

SHORT-TERM INVESTMENTS—14.8%
UNITED STATES—14.8%
CAD 214	State Street Bank and Trust Company Time Deposit,
	2.00%, 11/02/05	NR	NR	181,425
GBP 2,517	State Street Bank and Trust Company Fixed Deposit,
	4.450%, 11/02/05	NR	NR	4,455,735
NZD 1,536	State Street Bank and Trust Company Fixed Deposit,
	5.00%, 11/02/05	NR	NR	1,074,968

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2005

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)
SHORT-TERM INVESTMENTS (concluded)
USD 13,426	Repurchase Agreement, State Street Bank and Trust Company,
	3.50% dated 10/31/05, due 11/01/05 in the amount of $13,427,305 (collateralized by $11,795,000 U.S. Treasury Bonds, 6.00% due 2/15/26; value $13,699,433)	NR	NR	$13,426,000

Total short-term investments (cost $19,159,480)				19,138,128

Total Investments—118.2% (cost $136,232,245)				152,555,006
Other assets in excess of liabilities—5.0%				6,524,518
Liquidation value of preferred stock—(23.2%)				(30,000,000)

Net Assets Applicable to Common Shareholders—100.0%				$129,079,524

NR—Not rated by Moody’s and/or Standard & Poor’s.
AUD—Australian dollar	GBP—British pound	USD—United States dollar
CAD—Canadian dollar	MXN—Mexican peso	ZAR—South African rand
COP—Colombian peso	NZD—New Zealand dollar
EUR—Euro	TRY—Turkish lira
(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2005.
(b)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $1,140,193 or 0.9% of net assets applicable to common shareholders.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
UBS AG	October 31, 2006	$4,800	2.6900%	1 month LIBOR	$91,334
UBS AG	October 31, 2007	7,200	3.1600%	1 month LIBOR	213,437
UBS AG	October 31, 2008	7,200	3.5400%	1 month LIBOR	244,030
UBS AG	October 31, 2010	4,800	4.0550%	1 month LIBOR	162,770

					$711,571

Futures Contracts

	Expiration	Contracts	Unrealized Depreciation
Purchase Contract:
Australian Treasury Bond 6%—3 year	December 2005	5	$(413)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2005

Forward Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold		Purchase Value as of October 31, 2005	Sale Value as of October 31, 2005	Unrealized (Depreciation)
Australian dollar /New Zealand dollar settlement date 11/02/05	A$2,804,131	NZ$	3,000,000	$2,099,547	$2,095,106	$(4,441)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

October 31, 2005

Assets
Investments, at value (cost $136,232,245)	$152,555,006
Foreign currency, at value (cost $1,279,051)	1,320,864
Cash	382,167
Cash at broker	86,650
Receivable for investments sold	6,163,819
Interest receivable	3,253,700
Net unrealized appreciation on interest rate swaps	711,571
Prepaid expenses	58,587

Total assets	164,532,364

Liabilities
Payable for investments purchased	4,529,180
Dividends payable to common shareholders	558,342
Investment management fee payable	88,382
Administration fee payable	20,396
Dividends payable to preferred shareholders	13,133
Unrealized depreciation on forward foreign currency exchange contracts	4,441
Variation margin payable for futures contracts	413
Accrued expenses and other liabilities	238,553

Total liabilities	5,452,840

Preferred stock
$.001 par value per share and $ 25,000 liquidation value per share applicable to 1,200 shares; Note 7	30,000,000

Net Assets Applicable to Common Shareholders	$129,079,524

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,306
Paid-in capital in excess of par	114,374,261
Distributions in excess of net investment income	(633,322)
Accumulated net realized loss on investment transactions	(1,205,702)
Net unrealized appreciation on investments	5,400,393
Accumulated net realized foreign exchange losses	(523,779)
Net unrealized foreign exchange gains	11,658,367

Net Assets Applicable to Common Shareholders	$129,079,524

Net asset value per common share based on 9,305,708 shares issued and outstanding	$13.87

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2005

Net Investment Income
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $185,382)	$9,296,518

Expenses
Investment management fee	1,051,305
Administration fee	242,609
Directors’ fees and expenses	195,728
Legal fees and expenses	131,623
Independent auditors’ fees and expenses	133,210
Insurance expense	97,152
Reports to shareholders and proxy solicitation	94,634
Investor relations fees and expenses	72,967
Auction agent’s fees and expenses	78,816
Custodian’s fees and expenses	60,995
Transfer agent’s fees and expenses	33,900
Registration fees	10,970
Miscellaneous	45,318

Total operating expenses	2,249,227

Net investment income	7,047,291

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	2,130,668
Interest rate swaps	(4,361)
Futures contracts	14,628
Foreign currency transactions	8,645,234

10,786,169

Net change in unrealized appreciation of:
Investments	(539,902)
Interest rate swaps	715,750
Futures contracts	(3,550)
Foreign currency translation	(9,004,148)

(8,831,850)

Net gain on investments, swaps, futures and foreign currencies	1,954,319

Net increase in net assets resulting from operations	9,001,610

Dividends to Preferred Shareholders From Net Investment Income	(927,701)

Net Increase In Net Assets Applicable to Common Shareholders Resulting From Operations	$8,073,909

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31,
	2005	2004
Increase/(Decrease) in Net Assets Applicable to Common Shareholders
Operations
Net investment income	$7,047,291	$6,340,715
Net realized gain on investments, swaps and futures	2,140,935	19,064
Net realized gain on foreign currency transactions	8,645,234	3,475,586
Net change in unrealized appreciation on investments, swaps and futures	172,298	2,427,836
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(9,004,148)	6,861,912

Net increase in net assets resulting from operations	9,001,610	19,125,113

Dividends to preferred shareholders from net investment income	(927,701)	(439,812)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	8,073,909	18,685,301

Distributions to common shareholders from Net investment income	(6,698,146)	(6,679,935)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 21,052 and 15,988 shares of common stock, respectively	299,781	215,760

Total increase in net assets applicable to common shareholders	1,675,544	12,221,126
Net Assets Applicable to Common Shareholders
Beginning of year	127,403,980	115,182,854

End of year (including distributions in excess of net investment income of ($633,322) and ($3,469,924), respectively)	$129,079,524	$127,403,980

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$13.72	$12.43	$10.46	$9.99	$10.20

Net investment income	0.76	0.68	0.57	0.52	0.71
Net realized and unrealized gains on investments, swaps, futures and foreign currencies	0.21	1.38	2.17	0.76	0.07
Dividends to preferred shareholders:
From net investment income	(0.10)	(0.05)	(0.05)	(0.07)	(0.15)

Total from investment operations applicable to common shareholders	0.87	2.01	2.69	1.21	0.63

Distributions to common shareholders:
From net investment income	(0.72)	(0.72)	(0.44)	(0.04)	(0.34)
Tax return of capital	—	—	(0.28)	(0.70)	(0.50)

Total distributions	(0.72)	(0.72)	(0.72)	(0.74)	(0.84)

Net asset value per common share, end of year	$13.87	$13.72	$12.43	$10.46	$9.99

Market value, end of year	$13.05	$14.02	$13.62	$9.35	$9.00

Number of shares of common stock outstanding (000 omitted)	9,306	9,285	9,268	9,266	9,266
TOTAL INVESTMENT RETURN BASED ON(2):
Market value	(1.94)%	8.77%	55.30%	12.45%	11.20%
Net asset value	6.50%	16.64%	26.70%	13.30%	7.40%
RATIO TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS/SUPPLEMENTARY DATA(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$129,080	$127,404	$115,183	$96,951	$92,539
Average net assets applicable to common shareholders (000 omitted)	$131,739	$121,359	$107,415	$92,148	$93,987
Operating expenses	1.71%	1.96%	2.30%	2.17%	2.11%
Net investment income	4.65%	4.86%	4.49%	4.57%	5.46%
Portfolio turnover	36%	22%	31%	39%	17%
Senior securities (preferred stock) outstanding (000 omitted)	$30,000	$30,000	$30,000	$30,000	$30,000
Asset coverage on preferred stock at year end	530%	525%	484%	423%	408%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends, to average net assets of common shareholders are 5.35%, 5.22%, 4.90%, 5.22% and 6.98%, respectively.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in fixed-income securities denominated in the Commonwealth Currencies and in Global Debt Securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2005. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year ended October 31, 2005.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2005 were US$0.75 to A$1.00, US$0.85 to C$1.00, US$0.70 to NZ$1.00, US$1.77 to £1.00.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swap:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s AMPS. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Forward Currency Contracts:

A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These risks arise from the unanticipated movements in the value of the foreign currency relative to the Australian dollar and from potential inability of counterparties to meet the terms of their contracts.

Financial Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options:

When the fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2005, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 7.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Reclassification of Capital Accounts:

For the year ended October 31, 2005, the Fund decreased distributions in excess of net investment income by $3,415,158, increased accumulated net realized losses on investment transactions by $483,765 and increased accumulated net realized foreign exchange losses by $2,931,393. These reclassifications are a result of permanent differences primarily attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser’) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly total net assets of both common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $403,412 to the Investment Adviser and approximately $5,100 to the Consultant during the year ended October 31, 2005.

Aberdeen Asset Management Inc., (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate of 0.15% of the Fund’s average weekly net assets of both common and preferred shareholders.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2005, the Fund incurred fees of $49,582 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 aggregated $50,886,986 and $57,611,223, respectively.

Note 5. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$151,696,524	$3,859,143	$3,000,661	$858,482

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

	October 31, 2005	October 31, 2004
Distributions paid from:
Ordinary Income	$7,625,847	$7,119,747
Net Long-Term Capital Gains	—	—

Total Taxable Distribution	$7,625,847	$7,119,747

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$3,340,394
Undistributed long-term capital gains—net	—

Total undistributed earnings	$3,340,394
Capital loss carryforward	(1,132,559	)*
Unrealized gain/(losses)—net	12,488,122	**

Total accumulated earnings/(losses)—net	$14,695,957

*	On October 31, 2005, the Fund had a net capital loss carryforward of $1,132,559 of which $1,016,279 expires in 2010 and $116,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, and the tax deferral of wash sales and straddles.

Note 6. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At October 31, 2005, there were 9,305,708 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to NAV is at least 10%. Through October 31, 2005, there have been no share repurchases through this program.

Note 7. Preferred Stock

There are 100 million shares of $.001 par value of AMPS authorized. The 1,200 shares of AMPS outstanding consist of one series, W-7. The AMPS has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS have rights set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on the AMPS are cumulative at a rate typically reset every 28 days based on the results of an auction. Dividend rates ranged from 2.05% to 3.94% during the year ended October 31, 2005. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of AMPS are also entitled to elect two of the Fund’s directors.

Note 8. Subsequent Events

Subsequent to October 31, 2005, the Fund declared a monthly distribution of 6 cents per common share payable on December 16, 2005 and January 13, 2006 to common shareholders of record on November 30, 2005 and December 30, 2005, respectively. The Fund also declared a special distribution of 34 cents per share payable on January 13, 2006 to common shareholders of record on December 30, 2005.

Subsequent to October 31, 2005, distributions declared and paid on the AMPS totaled $80,779 for the outstanding preferred share series through November 25, 2005.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 19, 2005

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Fund during the fiscal year ended October 31, 2005:

COMMON SHAREHOLDERS

Payable Date	Foreign Taxes Paid*	Foreign Source Income**
November 12, 2004 – January 14, 2004	1.32%	95.88%
February 11, 2005 – October 14, 2005	1.61%	92.70%

PREFERRED SHAREHOLDERS

Payable Date	Foreign Taxes Paid*	Foreign Source Income**
November 2004 – December 2004	1.32%	95.88%
January 2005 – October 2005	1.63%	92.81%

*	Expressed as a percentage of the distributions paid. The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult their tax advisors regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of the distributions paid grossed-up for foreign taxes paid.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Bank of New York (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or by calling 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
Interested Director
Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 50	President; Class III Director	Term as Director expires 2007; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former Investment Manager, from 2000 to 2005. He has been a Director since 1995, and was President from 1995 to October 2005, of Aberdeen Asset Management Inc., the Fund’s administrator.

Aberdeen Global Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
2	Aberdeen Asia-Pacific Income Fund, Inc.
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information (continued)
Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 68	Class I Director	Term expires 2008; Director since 1992	Mr. Elsum is currently retired. He serves as a non-executive director or adviser to several government and privately owned organizations in Australia.

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 55	Chairman of the Board; Class I Director	Term expires 2008; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to a privately owned pharmaceutical company. He currently serves as a director of European Growth & Income Trust PLC.

Neville J. Miles 73 Union Street Paddington, NSW 2021 Australia Age: 59	Class III Director	Term expires 2007; Director since 1999	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.

William J. Potter 712 Fifth Avenue New York, NY 10018 Age: 57	Class II Director	Term expires 2006; Director since 1992	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd., an international consulting and merchant banking company, from 1996 to 2003.

Peter D. Sacks 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Age: 60	Class II Director	Term expires 2006; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.

Dr. Anton E. Schrafl Wiesenstrasse 7 CH-8008 Zurich Switzerland Age: 73	Preferred Stock Director	Term expires 2006; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd., (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.

Aberdeen Global Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.
2	Aberdeen Asia-Pacific Income Fund, Inc.
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.
2	Aberdeen Asia-Pacific Income Fund, Inc.
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information (continued)
Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
E. Duff Scott c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 69	Class I Director	Term expires 2008; Director since 1992	Mr. Scott has been Chairman of QLT Inc. (biopharmaceutical company) since 1999.

John T. Sheehy 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 63	Preferred Stock Director	Term expires 2006; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.

Warren C. Smith 1002 Sherbrooke St. West Suite 1600 Montreal, Quebec H3A 3L6 Canada Age: 50	Class III Director	Term expires 2007; Director since 1992	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.

Aberdeen Global Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
1
3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.
1
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information (continued)
Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 33	Vice President**	Since 2004	Director of Economics and Fixed Interest (from 2003 to 2005) and Senior Portfolio Manager (prior to 2003) of Aberdeen Asset Management Limited (the Fund’s Investment Adviser).

Derek Fulton Aberdeen Asset Management Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 33	Vice President**	Since 2005	Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 2004); Senior Portfolio Manager, Global Fixed Income of Aberdeen Asset Managers Ltd. (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to 2004).

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 32	Treasurer and Assistant Secretary***	Since 2001	Director and Chief Executive Officer (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.(the Fund’s Administrator); Member of Executive Management Committee of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 42	Vice President— Compliance***	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management – Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of SteinbergPriest & Sloane Capital Management, LLC (from 2002 to 2003) and Director and senior counsel of Deutsch Asset Management (from 1996 to 2002).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 31	Secretary*** and Assistant Treasurer	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).
*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 8, 2005, except for Mr. Goodson, who was elected on September 8, 2005 and Mr. Capezzuto, who was elected on December 13, 2005.
**	Ms. Briggs and Mr. Fulton hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard, Capezzuto and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Directors

P. Gerald Malone, Chairman

David L. Elsum

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Anton E. Schrafl

E. Duff Scott

John T. Sheehy

Warren C. Smith

Officers

Martin J. Gilbert, President

Alison Briggs, Vice President

Derek Fulton, Vice President

James Capezzuto, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Alan Goodson, Secretary and Assistant Treasurer

Beverley Hendry, Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Global Income Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103

Consultant	CIBC World Markets, Inc. BCE Place, Canada Trust Tower P.O. Box 500 Toronto, Ontario, M5J 2S8 Canada

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Auction Agent	Deutsche Bank Trust Company Americas 280 Park Avenue, 9th Floor New York, NY 10018

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite #820 Ft. Lauderdale, FL 33301 1-866-839-5233 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2005, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Registrant’s Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated William Potter and Peter Sacks as Audit Committee Financial Experts. Mr. Potter and Mr. Sacks are both considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2005	$116,610	$9,500	$6,100	Nil
October 31, 2004	$93,000	$8,500	$5,500	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.

[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

ABERDEEN AUSTRALIA EQUITY FUND, INC.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

ABERDEEN GLOBAL INCOME FUND, INC.

(Each a “Fund” and, collectively, the “Funds”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following Policies and Procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.4 These Policies and Procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These Policies and Procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following Policies and Procedures are adopted by the Audit Committee of each Fund.

General

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

The Audit Committee must pre-approve any Engagement, as defined below, of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s Engagement to provide audit services to the Fund.

Pre-Approval of Audit Services to the Fund

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

[1]	The term “Auditor,” as used in these Pre-Approval Policies and Procedures (“Policies and Procedures”), means the firm engaged to provide the Fund with services listed in Appendix A.

[2]	Service Affiliates are listed in Appendix D.

[3]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.” The “fund complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Fund Complex Entities are also listed in Appendix C.

[4]	Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

Standard for Pre-Approval The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor. In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Policies and Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Policies and Procedures, and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.

The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested. The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

At the time of the Engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a

Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C, and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

Amendment; Annual Review

The Audit Committee may amend these Policies and Procedures from time to time.

These Policies and Procedures shall be reviewed periodically, as needed, by the Audit Committee.

Recordkeeping

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these Policies and Procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

A copy of these Policies and Procedures and of any amendments to these Policies and Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Policies and Procedures, “audit services” include the following activities:

A.	Annual audit of the Fund’s financial statements and quarterly reviews.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Policies and Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the Engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Policies and Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

5.	Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below. Fund Complex Entities include:

The Fund, its investment manager and investment adviser;

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser, if such entity (a) is an investment manager or investment adviser, or (b) is engaged in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Managers/Advisers:

Aberdeen Asset Management Limited

Aberdeen Asset Managers (CI) Limited

Aberdeen Asset Managers Ltd.

Aberdeen Asset Management Asia Ltd.

Aberdeen Asset Management PLC

Aberdeen Asset Management Inc.

Funds:

Aberdeen Australia Equity Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

B.	Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

Maintaining or preparing the accounting records for a Fund Complex Entity;

Preparing a Fund Complex Entity’s financial statements that are filed with the SEC, or that form the basis for such financial statements; or

Preparing or originating source data underlying a Fund Complex Entity’s financial statements.

Financial information systems design and implementation, including:

Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

Human resources. Services in this category are:

searching for or seeking out prospective candidates for managerial, executive, or director positions;

engaging in psychological testing, or other formal testing or evaluation programs;

undertaking reference checks of prospective candidates for an executive or director position;

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

executing a transaction to buy or sell an audit client’s investment; or

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

Legal services. A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Policies and Procedures:

Aberdeen Asset Management Limited

Aberdeen Asset Management Asia Limited

Aberdeen Asset Management Inc.

Item 4 continued

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2004
Registrant	$15,600	$14,000
Registrant’s Investment Manager:
Prior to March 8, 2004 - Aberdeen Asset Managers (C.I.) Limited	Nil	Nil
Effective March 8, 2004 - Aberdeen Asset Management Asia Limited	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2005, the audit committee members were:

William J. Potter

Peter D. Sacks

E. Duff Scott

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2005.

The proxy voting policies of the Registrant and its Investment Manager and Investment Adviser appear below:

Proxy Voting Policies and Procedures of the Registrant

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), (“Funds” and each a “Fund”)1 and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

[1]	Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

II.	Definitions

A. “Best interest of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager,2 investment adviser,3 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.	Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described

[2]	Aberdeen Asset Management Asia Limited serves as investment manager (“Manager”) to each Fund.

[3]	Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser’s decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3) Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4) Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund will also disclose in its annual report (beginning with the first annual report filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective December 9, 2004.

Proxy Voting Policies and Procedures of the Registrant’s Investment Manager and Investment Adviser

ABERDEEN U.S. REGISTERED ADVISERS

PROXY VOTING POLICIES AND PROCEDURES

As of October 1, 2005

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These policies and procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions. Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Asset Managers Limited (“Aberdeen UK”), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.	Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen US Clients

The PA for Aberdeen US (“PA-FL”), who resides in Ft. Lauderdale, and the PA for Aberdeen UK (“PA-UK”), which is part of the Trade Processing Department resident in Scotland, are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen US and the US closed-end Funds for which Aberdeen Singapore is the Manager.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL decisions on how to vote will be referred to the Aberdeen US proxy committee (“PC-FL/UK”). Under Aberdeen US’s MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge. Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen US. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Singapore Clients

Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and will instruct the PA for the Florida office of Aberdeen US (“PA-Florida”) accordingly. The PA-Florida shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-Florida uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-Asia”) located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively, as more specifically set out in Appendix A2. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Florida to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;

2. Overseeing the proxy voting process;

3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge. A Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. Aberdeen US, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen US, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Effective Date: [November 30, 2005]

APPENDIX A1

PA-FL

Silvana Barrenechea

PA-UK

Members of Trade Processing Department in Scotland

Names:	Titles:
Barry McAllister	Investment Administration Supervisor
Eileen Reekie	Investment Administrator

PC-FL/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

Names:	Titles:
Anne Richards	Chief Investment Officer
Andrew Preston	Head of Socially Responsible Investing (SRI)
Susan Connerney	Compliance Officer

***	From time to time one or more members of the committee may be represented by an authorized representative of their respective Department.

APPENDIX A2

PC-Asia Members

Shall comprise of three (3) members, but always to include at least one (1) representative from each of Group A, B and C respectively.

GROUP A:
Hugh Young	Equities Fund Manager

GROUP B:
Derek Fulton	Fixed Income Fund Manager
Alton Gwee	Fixed Income Fund Manager
Alison Briggs	Fixed Income Fund Manager
Ky Van Tang	Fixed Income Fund Manager

GROUP C:
Christopher Beard	Compliance Officer
Teo Puay-Wei	Compliance Officer

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2004 through, November 30, 2004	0	0	0	928,972

December 1, 2004 through December 31, 2004	0	0	0	929,466

January 1, 2005 through January 31, 2005	0	0	0	930,014

February 1, 2005 through February 29, 2005	0	0	0	930,571

March 1, 2005 through March 31, 2005	0	0	0	930,571

April 1, 2005 through April 30, 2005	0	0	0	930,571

May 1, 2005 through May 31, 2005	0	0	0	930,571

June 1, 2005 through June 30, 2005	0	0	0	930,571

July 1, 2005 through July 31, 2005	0	0	0	930,571

August 1, 2005 through August 31, 2005	0	0	0	930,571

September 1, 2005 through September 30, 2005	0	0	0	930,571

October 1, 2005 through October 31, 2005	0	0	0	930,571

Total	0	0	0	—

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2005, there were no material changes to the policies by which shareholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	MARTIN GILBERT
Martin Gilbert,
President of Aberdeen Global Income Fund, Inc.

Date: January 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	MARTIN GILBERT
Martin Gilbert,
President of Aberdeen Global Income Fund, Inc.

Date: January 5, 2006

By:	CHRISTIAN PITTARD
Christian Pittard,
Treasurer of Aberdeen Global Income Fund, Inc.

Date: January 5, 2006